Exhibit 10.49
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO
UNIT SUBSCRIPTION AGREEMENT
COMMON STOCK
AND WARRANTS
THIS AMENDMENT NO. 2 TO UNIT SUBSCRIPTION AGREEMENT is dated as of March 30, 2007, (this “Amendment”), among Novint Technologies, Inc., a Delaware corporation (the “Company”), and the persons who execute this Amendment as investors (each an “Investor” and collectively the “Investors”).
Background: On February 23, 2007, the Company and the Investors entered into the Unit Subscription Agreement (the “Agreement”) whereby the Company issued and sold to the Investors nine million (9,000,000) Units consisting of shares of common stock, $.01 par value per share, of the Company (the “Shares”) and 5-year warrants, in substantially the form attached thereto. In addition, the Company was permitted to sell an additional one million (1,000,000) Units (he “Additional Securities”) on the same terms to a strategic investor by March 30, 2007.
The Company has requested, and the Investors have agreed, to amend the Agreement to provide that the Company may sell the Additional Securities on or prior to May 11, 2007 to either a strategic investor, or an investor yet to be identified.
In consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties agree as follows:
Certain Definitions: All terms used in this Amendment, but not defined herein, shall have the meaning ascribed such terms in the Agreement.
1. Definition of Second Closing. The Investors and the Company hereby agree that Section 1.2 of the Agreement shall be amended to change the definition of “Second Closing” from March 30, 2007 to May 11, 2007, such that the third sentence of that Section is hereby modified to read in its entirety as follows:
“A second closing (the “Second Closing, and with the First Closing, the “Closings”) for the sale of the Additional Securities shall take place no later than May 11, 2007 (the “Second Closing Date”, and with the First Closing Date, the “Closing Dates”).”
2. Definition of Additional Securities. The Investors and the Company hereby agree that the definition of “Additional Securities” shall be modified to mean the sale of an additional one million (1,000,000) Units on the same terms to an investor by May 11, 2007 and that such investor may be, but need not be, a strategic investor.

3. Amendment to Certificate of Incorporation. The Investors and the Company hereby agree that Section 2.2(b)(iii) is hereby modified to read in its entirety as follows:
(iii) In the event that (x) the Company does not file the Information Statement within 15 business days following the date of this Agreement, (y) the Company fails to file the Restated Certificate and make it effective under Delaware law within 120 days following the date of this Agreement, or (z) the Company’s Board of Directors fails to act as required pursuant to the provisions of Section 2.2(b)(ii), the Company shall pay to each Investor a cash penalty equal to 10% of the aggregate amount invested by such Investor at the Closing; provided, however, that, with respect to clause (y) above, no such penalty shall apply in the event that a delay beyond the 120th day arises out of review by the SEC including the SEC’s requirement that in lieu of an Information Statement, the Company conduct a meeting of stockholders and utilize a proxy statement on Schedule 14A under the Exchange Act (the “Proxy Statement”) to obtain the required votes of the Company’s stockholders as long as the Company continues to use its best efforts to cause the Information Statement or Proxy Statement to be approved by the SEC and mailed to stockholders, and if required, use its best efforts to conduct a meeting of stockholders under the SEC rules and regulations and under Delaware law before effecting the filing of the Restated Certificate in Delaware. Any payments made pursuant to this Section 2.2(b)(iii) shall not constitute the Investors’ exclusive remedy for such events.
4. Counterparts. This Amendment may be executed (including by facsimile transmission) with counterpart signature pages or in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
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SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO
UNIT SUBSCRIPTION AGREEMENT
Dated as of March 30, 2007
IF the INVESTOR is an INDIVIDUAL, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

Print Name

Signature of Investor

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO
UNIT SUBSCRIPTION AGREEMENT
Dated as of March 30, 2007
IF the INTERESTS will be held as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Print Name of Purchaser

Signature of a Purchaser

Print Name of Spouse or Other Purchaser

Signature of Spouse or Other Purchaser

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO
UNIT SUBSCRIPTION AGREEMENT
Dated as of March 30, 2007
IF the INVESTOR is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST or OTHER ENTITY, please complete the following:
IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date first above written.

Print Full Legal Name of Partnership, Company, Limited Liability Company, Trust or Other Entity

By:

(Authorized Signatory)
Name:

Title:

2

SIGNATURE PAGE
TO
NOVINT TECHNOLOGIES, INC.
AMENDMENT NO. 2 TO
UNIT SUBSCRIPTION AGREEMENT
Dated as of March 30, 2007
NOVINT TECHNOLOGIES, INC.

By:

Name:

Title:

Dated:

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